                                                                    Exhibit 99.2

                   Kimco Realty Corporation and Subsidiaries
               Computation of Ratio of Earnings to Fixed Charges
                     For the six months ended June 30, 2004



Pretax earnings from continuing operations before adjustment for
  minority interests or income loss from equity investees                      $ 113,697,162


Add:
   Interest on indebtedness (excluding capitalized interest)                      56,142,350
   Amortization of debt related expenses                                             706,361
   Portion of rents representative of the
     interest factor                                                               2,832,875
                                                                              ---------------
                                                                                 173,378,748

Distributed income from equity investees                                          44,242,754
                                                                              ---------------

       Pretax earnings from continuing operations, as adjusted                  $217,621,502
                                                                              ===============


Fixed charges -
   Interest on indebtedness (including capitalized interest)                     $60,747,480
   Amortization of debt related expenses                                             221,033
   Portion of rents representative of the
     interest factor                                                               2,832,875
                                                                              ---------------

        Fixed charges                                                            $63,801,388
                                                                              ===============

Ratio of earnings to fixed charges                                                       3.4
                                                                              ===============

                    Kimco Realty Corporation and Subsidiaries
         Computation of Ratio of Earnings to Combined Fixed Charges and
                            Preferred Stock Dividends
                     For the six months ended June 30, 2004



Pretax earnings from continuing operations before adjustment for
  minority interests or income loss from equity investees                      $ 113,697,162


Add:
   Interest on indebtedness (excluding capitalized interest)                      56,142,350
   Amortization of debt related expenses                                             706,361
   Portion of rents representative of the
     interest factor                                                               2,832,875
                                                                              ---------------
                                                                                 173,378,748

Distributed income from equity investees                                          44,242,754
                                                                              ---------------

       Pretax earnings from continuing operations, as adjusted                  $217,621,502
                                                                              ===============


Combined fixed charges and preferred stock dividends -
   Interest on indebtedness (including capitalized interest)                     $60,747,480
   Preferred stock dividends                                                       5,818,750
   Amortization of debt related expenses                                             221,033
   Portion of rents representative of the
     interest factor                                                               2,832,875
                                                                              ---------------

        Combined fixed charges and preferred stock dividends                     $69,620,138
                                                                              ===============

Ratio of Earnings to Combined Fixed Charges
   and Preferred Stock Dividends                                                         3.1
                                                                              ===============